Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                       12/21/98

Investor Certificateholder Floating Allocation             94.71%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                    14,301,781.83
     Aggregate Amount of  Interest Collections       2,812,701.50
     Aggregate Amount of  Principal Collections     11,489,080.33

Int. Collections Alloc. to Investor                  2,664,010.31
Class A Principal Collections                       11,076,047.08
Seller Interest Collections                            148,691.19
Seller Principal Collections                           413,033.25

Weighted Average Loan Rate                                 13.47%
Net Loan Rate                                              12.47%

Weighted Average Maximum Loan Rate                         18.92%

Class A-1 Certificate Rate                                5.3109%
Maximum Investor Certificate Rate                        12.9500%
Class A-1 Certificate Interest Distributed           1,003,658.60
Class A-1 Investor Certificate Interest Shortfall            0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00









Maximum Principal Dist. Amount (MPDA)               11,247,809.64
Alternative Principal Dist. Amount (APDA)           11,076,047.08
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)     11,076,047.08

Principal  allocable to Class A-1                   11,076,047.08

SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          755,847.58
Amount


Cumulative Investor Liquidation Loss Amount            755,847.58

Total Principal allocable to A-1                    11,831,894.66


Beginning Class A-1 Certificate Principal Balance  219,460,023.46

Ending Class A-1 Certificate Principal Balance     207,628,128.80




Pool Factor (PF)                                        0.3256095

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       12/21/98

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                             185,594.49
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount             755,847.58
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             235,144,094.87
Ending Pool Balance                                223,269,316.06
Beginning Invested Amount                          222,713,392.46
Ending Invested Amount                             210,881,497.80
Beginning Seller Principal Balance                  12,430,702.41
Ending Seller Principal Balance                     12,387,818.26
Additional Balances                                    413,033.25

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase            0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                0.00
Purchased in Period
Principal Collections to purchase Additional                 0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                       0.00
Ending Pre-Funding Account Balance                           0.00
Pre-Funding Earnings                                         0.00

Beginning Capitalized Interest Account                       0.00
Capital Interest Requirement (Transferred to                 0.00
Collection Account)
Ending Capitalized Interest Account                          0.00

Beginning Spread Account Balance                     6,506,737.00
Ending Spread Account Balance                        6,506,737.00

Beginning Seller Interest                                 5.2864%
Ending Seller's Interest                                  5.5484%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                          130
     Trust Balance                                   4,661,092.48
   90+ days (Del Stat 3+)
     No. of Accounts                                          341
     Trust Balance                                  11,136,447.57
   270+ days (Del Stat 9+)
     No. of Accounts                                          199
     Trust Balance                                   6,846,029.65
   REO
     No. of Accounts                                           72
     Trust Balance                                   2,513,301.57

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       12/21/98

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           561,724.44
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   4.55%


Total  Available Funds
     Aggregate Amount of Collections                14,301,781.83
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account            0.00
     Deposit from Capitalized Interest Account               0.00
     Total                                          14,301,781.83


Application of Available Funds
     Servicing Fee                                     185,594.49
     Prinicpal and Interest to Class A-1            12,835,553.26

     Seller's portion of Principal and Interest        561,724.44
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   718,909.64
     Total                                          14,301,781.83



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       12/21/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            94.7136%
Percentage
Class A Certificateholder Fixed Allocation               97.9000%
Percentage

Beginning Class A-1 Certificate Balance            219,460,023.46


Class A-1 Certificate Rate                              5.310940%

Class A-1 Certificate Interest Distributed               1.573971

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed             18.555178

   Maximum Principal Distribution Amount                17.639196
   Scheduled Principal  Distribution Amount             17.369832
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            1.185346
Distributed

Total Amount Distributed to Certificateholders          18.943803

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               207,628,128.80


Class A-1 Factor                                        0.3256095

Pool Factor (PF)                                        0.3256095

Unreimbursed Liquidation Loss Amount                        $0.00
Accrued Interest on Unreimbursed Liquidation Loss           $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                   $0.00
Liquidation Loss Amount

Class A Servicing Fee                                  185,594.49

Beginning Invested Amount                          222,713,392.46
Ending Invested Amount                             210,881,497.80
Beginning Pool Balance                             235,144,094.87
Ending Pool Balance                                223,269,316.06

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       12/21/98

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          130
     Trust Balance                                   4,661,092.48

   90+ days (Del Stat 3+)
     No. of Accounts                                          341
     Trust Balance                                  11,136,447.57

   REO
     No. of Accounts                                           72
     Trust Balance                                   2,513,301.57

Aggregate Liquidation Loss Amount for Liquidated       678,940.30
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00

Pre-Funded Amount (Ending)                                   0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                            0
     Trust Balance                                           0.00

Capitalized Interest Account (Ending)                        0.00

Earnings on the Pre-Funding Account                          0.00